                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
A Focus on Senior Loans..........................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 21
Statement of Operations.......................... 22
Statement of Changes in Net Assets............... 23
Statement of Cash Flows.......................... 24
Financial Highlights............................. 25
Notes to Financial Statements.................... 26
Dividend Reinvestment Plan....................... 31

VVR SAR 3/99

                             LETTER TO SHAREHOLDERS

February 19, 1999

Dear Shareholder,

    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your trust.

ECONOMIC OVERVIEW

    Despite a difficult six months in many emerging markets, the U.S. economy remained strong. The nation's gross domestic product (GDP), a measure of economic health, grew 4.3 percent in 1998, surpassing 1997's growth rate. In the fourth quarter alone, GDP rose 6.1 percent--surprising most economists, whose estimates had been much more conservative. This impressive growth suggests that the U.S. economy remains fundamentally sound, despite a crisis of confidence in the third quarter as a result of the financial problems abroad. A continuation of low inflation--only a 1.6 percent increase in the consumer price index in 1998--also helped maintain the health of the domestic economy and kept inflation-adjusted interest rates attractive.

    In the last few months of 1998, the Federal Reserve's interest rate decreases contributed to the positive financial environment. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth despite the global financial situation.

MARKET REVIEW

    Although the economy moved along at a healthy pace, the stock and bond markets experienced significant volatility in the third quarter of 1998, with investor concerns about the financial problems in Asia and Latin America reaching a peak in August. During this time, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds. During this period, investor interest in the senior loan market increased dramatically as companies issued greater amounts of

                                                             Continued on page 2
senior loan debt to finance their business transactions in the third and fourth quarters. In 1998, leveraged lending hit $272 billion, topping the record $194 billion we saw in 1997. The secondary market also experienced strong growth, with a total volume of $67.3 billion, up from $62 billion the previous year.

OUTLOOK

    Our outlook for the domestic economy remains positive, although we expect that growth may slow somewhat in the coming months. Internationally, we anticipate that low interest rates and declining inflation should lead to improvements in troubled areas such as Asia and Latin America.

    In the senior loan market, we believe that the banking industry should remain strong as large-scale mergers and acquisitions continue to generate short-term corporate capital needs. As a result, we believe there may be a healthy supply of senior loans with attractive yields going forward.

    Additional details about your trust, including a question-and-answer section with your portfolio manager, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,


[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.


[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED JANUARY 31, 1999

                         VAN KAMPEN SENIOR INCOME TRUST
                           (NYSE TICKER SYMBOL--VVR)

 TOTAL RETURNS
Six-month total return based on Market Price(1)...........   (4.32)%
Six-month total return based on NAV(2)....................     4.04%
Commencement date.........................................  06/24/98

 DISTRIBUTION RATE
Distribution rate as of % of closing common stock
  price(3)................................................     7.91%

 SHARE VALUATIONS
Net asset value............................................  $ 10.09
Closing common stock price.................................  $  9.25
High common stock price (08/12/98).........................  $ 10.25
Low common stock price (01/14/99)..........................  $8.9375

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

Past performance does not guarantee future results. Distribution rate and net asset value may fluctuate with market conditions. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceuticals.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FLIGHT TO QUALITY: The flow of funds toward relatively safer investments in times of marketplace uncertainty or fear.

HEDGE FUND: A fund, usually used by wealthy individuals and institutions, that is allowed to use aggressive strategies that are unavailable to most mutual funds.

LONDON INTER-BANK OFFER RATE (LIBOR): The interest rate that the largest international banks charge each other for loans.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the Trust is entitled will be paid.

                          PORTFOLIO MANAGEMENT REVIEW

                         VAN KAMPEN SENIOR INCOME TRUST

We recently spoke with the portfolio manager of the Van Kampen Senior Income Trust about the key events and economic forces that shaped the markets during the past six months. The Trust's portfolio manager, Jeffrey W. Maillet, senior vice president of Van Kampen Investment Advisory Corp., has been responsible for the day-to-day management of the Trust's portfolio since its inception. The following excerpts reflect his views on the Trust's performance during the six months ended January 31, 1999.

   Q HOW DID CONDITIONS IN THE SENIOR LOAN MARKET AFFECT THE TRUST DURING THE PAST SIX MONTHS?

   A The financial turbulence in the second half of the year precipitated a modest credit crunch. Between overseas turmoil and the collapse of Long Term Capital Management, a large U.S. hedge fund, we saw a widening of credit spreads as investors demanded greater yield compensation for higher-risk investments. Yet market fundamentals didn't necessarily warrant such caution, as the economy remained sound and inflation continued to be low. These conditions created a favorable pricing environment and wider yield spreads for senior loans. For example, loans that ordinarily might have come to market yielding 175 basis points above LIBOR were coming to market at LIBOR plus 350 basis points. We were able to obtain some very attractive securities under these circumstances.



   Q  WHAT AREAS OF THE MARKET OFFERED THE BEST OPPORTUNITIES?

   A We found ample opportunities from a broad range of industries. Telecommunications--including cellular, satellite, wireless, and personal communications systems--was the largest industry weighting in the portfolio. This area has seen a high level of consolidation recently, for which senior loans have helped provide the financing. The portfolio is composed of loans from a variety of industries, with greater concentration in health care; printing and publishing; and chemicals, plastics, and rubber. We favored health care for its noncyclical nature, as the earnings of companies from this area traditionally haven't been closely tied to the health of the overall economy.



   Q  CAN YOU TALK ABOUT SOME OF YOUR LARGEST HOLDINGS?

   A Most of the borrowers represented in the portfolio provide basic goods and services to the domestic economy. Currently, we hold about 140 issues from more than 35 industry sectors. Some of our largest holdings include:
- Lyondell Petrochemicals-- This preeminent global chemical company recently acquired ARCO Chemical, and we invested in senior loans that helped finance the acquisition.

- BCP SP--Based in Sao Paulo, this wireless communications company was created through a joint venture between American-owned BellSouth and Safra, a Brazilian firm. The portfolio owns senior loans that provided financing for this deal.

- Starwood Hotels and Resorts, Inc.--A hotel operating and management company, Starwood boasts more Conde Nast Traveler Gold List winners than any other hotel company in the world.

- Omnipoint Communications--Omnipoint develops, manufactures, and markets wireless communications products and services, and they continue to expand roaming capabilities throughout the world.

- Bridge Information Systems--We invested in senior loans that provided the financing for Bridge, a global market data company, to purchase several Dow Jones news retrieval and information services.

- Ispat Inland--This Dutch manufacturer of steel products supplies the automotive, appliance, electrical, and construction industries through worldwide operations.

- Outdoor Systems--This out-of-home media company operates bulletin, poster, mall, and transit advertising displays in the United States and Canada.

    Our holdings represent companies that we believe can perform well in the long run and make their loan payments on schedule. If you turn to the complete listing of the Trust's investments on page 10, you'll probably see some familiar companies whose products or services you use every day. Senior loans often provide integral financing for the growth and development of these firms. Keep in mind that not every loan in the portfolio will produce positive results, and all of the loans are subject to credit risk.


   Q CAN THE TRUST INVEST IN SENIOR LOANS THAT ARE USED TO FINANCE CONSTRUCTION OR REAL ESTATE DEVELOPMENT PROJECTS?

   A Yes. The Board of Trustees of the Trust recently authorized these investments, provided they are consistent with the Trust's overall investment objectives and policies, as described in the Trust's prospectus.


   Q HOW DOES THE TRUST'S COMPOSITION COMPARE TO OTHER CLOSED-END CORPORATE DEBT FUNDS IN THE MARKETPLACE?

   A Some of our peers invest a portion of their assets in high-yield bonds--so-called "junk" bonds--to boost their dividend income. We don't believe it is necessary to invest in junk bonds in order to produce a competitive dividend and, accordingly, the Trust's portfolio does not currently include junk bonds.

    One of our strategies for maintaining a high level of current income is to borrow money at low institutional rates and then reinvest the proceeds in higher-yielding senior loans. We believe this strategy--known as leveraging--enables the Trust to maintain a higher yield than similar products that do not use this investment technique.

    The risks associated with leveraging include greater volatility of the net asset value and the market value of the Trust's shares. Also, the interest rates on the Trust's borrowings may affect the yield to shareholders. In a declining market, the effect of leverage would result in a greater decrease in the Trust's net asset value than if the Trust were not leveraged. This decrease would probably be accompanied by a decline in market price of the common shares.

   Q  HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

   A During the reporting period, the Trust's market price has traded between $8.9375 and $10.2500 per share, closing the reporting period at $9.25 per share. The Trust's dividend of $0.061 per share as of January 31, 1999, represents an annualized distribution rate of 7.91 percent(3), based on the closing market price. Although the Trust is currently trading at a discount to its net asset value, we believe that the fundamentals for this asset class are sound and that the Trust's portfolio is well positioned for market conditions. For additional portfolio highlights, please refer to page 9.



   Q  HOW DID CHANGING INTEREST RATES AFFECT THE TRUST?

   A Our senior loans have the ability to adjust their interest payments over time in conjunction with changes in interest rates--generally, interest rates on these loans reset every 30 to 90 days. As a result, the income generated by the Trust usually reflects the prevailing trend in short-term interest rates. During the reporting period, many of the Trust's holdings adjusted their interest rates to reflect the downward trend in short-term rates and the reductions by the Fed. We lowered the Trust's dividend accordingly. Despite the falling interest rate environment, the Trust's NAV has remained relatively consistent--between $9.99 and $10.10 per share during the reporting period. (Editor's Note: The Board of Trustees approved an increase in the Trust's monthly dividend, effective March 11, reflecting the fact that the Trust's earnings have been slightly higher in recent months.)


   Q  WHAT IS YOUR OUTLOOK FOR THE SENIOR LOAN MARKET AND FOR THE TRUST?

   A Most of our loans have tended to be repaid by their issuers in 18 to 24 months, so we are constantly seeking to replenish the portfolio. As such, strong deal flows in the senior loan market should be a benefit to shareholders, as we expect plenty of attractive securities to choose from. In addition, we believe the U.S. banking industry currently may be the strongest in the world, lending support to the senior loan market.

    Going forward, it is inevitable that the senior loan market will encounter some rough spots. But we are confident that our loans have certain characteristics--such as their status as senior corporate debt--that can make them an ideal addition to the more aggressive components of an investor's portfolio. In addition, our portfolio management team has successfully navigated senior loan portfolios through a variety of economic conditions, and we believe we are prepared to handle whatever challenges the economy presents.

[SIG]
Jeffrey W. Maillet

Portfolio Manager

                                                  Please see footnotes on page 3

                            A FOCUS ON SENIOR LOANS

    The Senior Income Trust invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the Trust's management team, are important to the integrity of the Trust's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the Trust is entitled will be paid. For more details, please refer to the prospectus.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the Trust's security interest in the loan's collateral to be invalidated.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the Trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the Trust invests. This may occur in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the Trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the Trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the Trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, the Trust may invest in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                              PORTFOLIO HIGHLIGHTS

                         VAN KAMPEN SENIOR INCOME TRUST

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN
 INTERESTS

AS OF JANUARY 31, 1999
Finance.......................................  10.9%
Telecommunications--Cellular..................   9.1%
Telecommunications--PCS.......................   8.7%
Health Care...................................   8.2%
Printing & Publishing.........................   8.2%

 TOP FIVE HOLDINGS AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN INTERESTS

AS OF JANUARY 31, 1999
American Cellular Wireless, Inc. ..............  4.02%
Lyondell Petrochemicals........................  4.02%
Outdoor Systems, Inc. .........................  3.79%
BCP SP Ltd. ...................................  3.71%
Starwood Hotel and Resorts, Inc. ..............  3.42%

                            PORTFOLIO OF INVESTMENTS

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
 Amount                                 Bank Loan Rating+          Stated
  (000)              Borrower            Moody's S&P's              Maturity*             Value
-------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR
            LOAN INTERESTS AEROSPACE
            & DEFENSE  0.7%
$  8,241    K & F Industries, Inc.,
            Term Loan.................. Ba3         B+            10/15/05         $    8,242,376
   3,240    Whittaker Corp., Term
            Loan....................... NR          NR            05/31/03              3,239,897
   1,258    Whittaker Corp., Revolving
            Credit..................... NR          NR            05/31/01              1,258,092
                                                                                   --------------
                                                                                       12,740,365
                                                                                   --------------
            AUTOMOTIVE  3.1%
  24,000    American Axel and
            Manufacturing Co., Term
            Loan....................... B1          B+            04/30/06             24,005,695
  19,250    Breed Technologies, Inc.,
            Term Loan.................. B1          BB            04/27/06             19,250,948
   6,000    Federal Mogul Corp., Term
            Loan....................... Ba2         B+            12/31/05              6,004,405
   7,500    Insilco Corp., Term Loan... Ba3         B+            11/24/05              7,499,807
                                                                                   --------------
                                                                                       56,760,855
                                                                                   --------------
            BEVERAGE, FOOD, & TOBACCO  3.3%
  39,980    Agrilink Foods, Inc., Term
            Loan....................... B1          BB-     09/30/04 to 09/30/05       39,991,054
   8,272    Imperial Holly Corp., Term
            Loan....................... Ba3         BB-           03/13/05              8,276,348
   7,318    Mistic Brands, Inc., Term
            Loan....................... NR          NR      06/01/04 to 06/01/05        7,318,724
   5,238    Southern Foods Group, Inc.,
            Term Loan.................. Ba3         BB-           02/28/06              5,239,770
                                                                                   --------------
                                                                                       60,825,896
                                                                                   --------------
            BROADCASTING -- CABLE  2.8%
  17,500    Falcon Holdings Group, LP,
            Term Loan.................. Ba3         BB-           12/31/07             17,502,170
   5,000    Frontiervision Operating
            Partners, L.P., Term
            Loan....................... Ba3         BB            03/31/06              5,001,087
   4,105    Marcus Cable Operating Co.,
            LP, Term Loan.............. Ba3         B-      12/31/02 to 04/30/04        4,105,659
     941    Marcus Cable Operating Co.,
            LP, Revolving Credit....... Ba3         B-            12/31/02                940,995
   3,495    Rifkin Acquisition
            Partners, LP, Term Loan.... B1          NR            03/21/03              3,496,155

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
 Amount                                 Bank Loan Rating+          Stated
  (000)              Borrower             Moody's S&P's           Maturity*             Value
-------------------------------------------------------------------------------------------------
            BROADCASTING -- CABLE
            (CONTINUED)
$ 18,355    Triax Midwest Associates,
            Term Loan.................. NR          NR      06/30/06 to 06/30/07   $   18,355,124
     997    Triax Midwest Associates,
            Revolving Credit........... NR          NR            06/30/06                996,741
                                                                                   --------------
                                                                                       50,397,931
                                                                                   --------------
            BROADCASTING -- DIVERSIFIED  1.1%
  20,000    Emmis Communications Corp.,
            Term Loan.................. Ba3         BB+           02/28/07             20,005,892
                                                                                   --------------
            BROADCASTING -- RADIO  0.7%
  11,250    Capstar Radio Broadcasting
            Partners, Inc., Term
            Loan....................... NR          NR            11/30/04             11,251,229
   1,725    Capstar Radio Broadcasting
            Partners, Inc., Revolving
            Credit..................... NR          NR            11/30/04              1,725,125
                                                                                   --------------
                                                                                       12,976,354
                                                                                   --------------
            BROADCASTING -- TELEVISION  1.7%
  30,000    Sinclair Broadcast Group,
            Inc., Term Loan............ Ba2         BB-           09/15/05             30,005,697
                                                                                   --------------
            CHEMICALS, PLASTICS & RUBBER  8.6%
   8,955    General Chemical Group,
            Inc., Term Loan............ NR          BB+           06/15/06              8,955,000
   8,349    High Performance Plastics,
            Inc., Term Loan............ NR          NR      09/30/03 to 03/31/05        8,352,099
   1,129    High Performance Plastics,
            Inc., Revolving Credit..... NR          NR            09/30/03              1,129,149
   6,675    Huntsman Group Holdings,
            Term Loan.................. Ba2         BB            09/30/03              6,679,079

  99,822    Lyondell Petrochemicals,
            Term Loan.................. Ba2         BBB-        06/30/99 to
                                                                  06/30/05             99,871,760
  17,337    Pioneer Americas
            Acquisition Corp., Term
            Loan....................... B2          B+            12/31/06             17,331,136
   5,183    Sterling Chemicals, Inc.,
            Term Loan.................. Ba3         NR            09/30/04              5,183,635

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
 Amount                                 Bank Loan Rating+          Stated
  (000)              Borrower             Moody's S&P's           Maturity*             Value
-------------------------------------------------------------------------------------------------
            CHEMICALS, PLASTICS
            & RUBBER (CONTINUED)
$  3,980    Sterling Pulp Chemicals,
            Inc., Term Loan............ NR          NR            06/30/05         $    3,980,497
   4,577    West American Rubber Co.,
            Term Loan.................. NR          NR            06/30/05              4,577,029
                                                                                   --------------
                                                                                      156,059,384
                                                                                   --------------
            CONSTRUCTION MATERIALS 1.4%
  24,773    BSI Holdings, Inc., Term
            Loan....................... NR          NR            09/30/05             24,773,304
                                                                                   --------------
            CONTAINERS, PACKAGING AND
            GLASS  0.4%
   5,000    Packaging Dynamics, LLC,
            Term Loan.................. NR          NR            11/20/05              5,001,795
   3,050    RIC Holdings, Inc.,
            Revolving Credit........... B1          B             02/28/03              3,050,042
                                                                                   --------------
                                                                                        8,051,837
                                                                                   --------------
            DIVERSIFIED MANUFACTURING 1.1%
   8,885    International Wire Group,
            Term Loan.................. B1          NR            09/30/03              8,884,958
  10,821    Intesys Technologies, Inc.,
            Term Loan.................. NR          NR      06/30/04 to 06/30/06       10,823,292
     443    Intesys Technologies, Inc.,
            Revolving Credit........... NR          NR            06/30/04                442,688
                                                                                   --------------
                                                                                       20,150,938
                                                                                   --------------
            EDUCATION & CHILDCARE  0.2%
   3,456    TEC Worldwide, Inc., Term
            Loan....................... NR          NR            02/28/05              3,457,001
                                                                                   --------------
            ELECTRONICS & ELECTRONIC
            SERVICES  5.0%
  23,251    Amphenol Corp., Term
            Loan....................... Ba3         B+      05/19/04 to 05/19/06       23,252,175
   6,476    Automata, Inc., Term
            Loan....................... NR          NR      02/28/03 to 02/28/04        6,479,476
   4,875    Caribiner International,
            Inc., Term Loan............ NR          NR            09/30/03              4,875,786
  25,730    Chatham Technologies
            Acquisition, Inc., Term
            Loan....................... NR          NR      08/18/03 to 09/12/05       25,729,537
   9,990    Sterling Diagnostic, Term
            Loan....................... NR          NR            09/30/05              9,993,560

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                 Bank Loan Rating+          Stated
  (000)              Borrower            Moody's S&P's            Maturity*             Value
-------------------------------------------------------------------------------------------------
            ELECTRONICS & ELECTRONIC
            SERVICES (CONTINUED)
$ 14,657    ViaSystems, Inc., Term
            Loan....................... B2          B+      03/31/04 to 06/30/05   $   14,660,815
   5,983    Westco Distribution, Inc.,
            Term Loan.................. Ba2         BB            03/31/06              5,986,215
                                                                                   --------------
                                                                                       90,977,564
                                                                                   --------------
            FINANCE  15.0%
  41,578    Bridge Information Systems,
            Inc., Term Loan............ NR          NR      06/30/03 to 05/31/05       41,608,492
   7,822    Bridge Information Systems,
            Inc., Revolving Credit..... NR          NR            05/31/03              7,824,386
   6,969    Outsourcing Solutions, Inc.
            Term Loan.................. B2          NR            10/15/04              6,970,754
  67,450    Patriot American
            Hospitality, Inc., Term
            Loan....................... NR          NR      03/31/99 to 03/31/03       67,483,956
  25,000    Paul G. Allen, Term Loan... NR          NR            06/10/03             25,000,304
  85,000    Starwood Hotels and
            Resorts, Inc., Term Loan... Ba1         NR            02/23/03             84,986,090
  38,056    Ventas Realty Limited,
            Inc., Term Loan............ NR          NR      10/30/99 to 04/30/03       38,046,224
                                                                                   --------------
                                                                                      271,920,206
                                                                                   --------------
            GROCERY  1.1%
   4,979    Eagle Family Foods, Term
            Loan....................... B1          B+            12/31/05              4,981,223
  14,654    Fred Meyer, Inc., Term
            Loan....................... Ba2         BB+           02/28/03             14,654,299
                                                                                   --------------
                                                                                       19,635,522
                                                                                   --------------
            HEALTHCARE  11.3%
   2,505    Extendicare Health
            Services, Inc., Term
            Loan....................... Ba3         B+            12/31/03              2,505,474
  14,662    FHC Health Systems, Inc.,
            Term Loan.................. NR          NR      04/30/03 to 04/30/06       14,663,348
  11,218    Genesis Healthcare
            Ventures, Inc., Term
            Loan....................... Ba3         B+      09/30/03 to 06/01/05       11,147,796
   2,916    Genesis Healthcare
            Ventures, Inc., Revolving
            Credit..................... Ba3         B+            09/30/03              3,066,542
  44,550    Integrated Health Services,
            Inc., Term Loan............ Ba3         B+            09/30/04             44,560,400

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                 Bank Loan Rating+          Stated
  (000)              Borrower            Moody's S&P's            Maturity*             Value
-------------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$ 21,875    Meditrust, Term Loan....... NR          NR            07/15/99         $   21,875,739
  41,962    MedPartners, Inc., Term
            Loan....................... B1          BB-           05/31/01             41,975,709
   7,546    Multicare Companies, Inc.,
            Term Loan.................. B1          B+      09/30/03 to 06/01/05        7,469,099
   1,189    Multicare Companies, Inc.,
            Revolving Credit........... B1          B+            09/30/04              1,189,246
   3,000    Oxford Health Plans, Inc.,
            Term Loan.................. B3          B-            05/15/03              3,000,626
   1,975    SMT Health Services, Inc.,
            Term Loan.................. NR          NR            08/31/03              1,974,998
   3,169    Sun Healthcare Group, Inc.,
            Term Loan.................. Ba3         B             11/12/03              3,170,798
  12,827    Sun Healthcare Group, Inc.,
            Revolving Credit........... Ba3         B             11/12/03             12,827,214
  11,385    Total Renal Care Holdings,
            Inc., Term Loan............ Ba2         NR            03/31/08             11,388,354
  23,908    Vencor, Inc., Term Loan.... B1          B-      03/31/03 to 01/15/05       23,911,993
                                                                                   --------------
                                                                                      204,727,336
                                                                                   --------------
            HOME & OFFICE FURNISHINGS,
            HOUSEWARES & DURABLE
            CONSUMER PRODUCTS  1.4%
   5,000    Corning Consumer Products,
            Inc., Term Loan............ B1          BB-           10/09/06              5,000,000
     618    Corning Consumer Products,
            Inc., Revolving Credit..... B1          BB-           04/09/05                618,194
   7,455    Dal-Tile Group, Inc., Term
            Loan....................... NR          NR            12/31/03              7,459,526
   5,000    Imperial Home Decor Group,
            Inc., Term Loan............ B1          B+            03/13/05              5,002,127
   4,006    Intercontinental Art, Term
            Loan....................... NR          NR            12/31/02              4,009,618
   4,008    Renters Choice, Inc., Term
            Loan....................... Ba3         BB-     01/31/06 to 01/31/07        4,008,310
                                                                                   --------------
                                                                                       26,097,775
                                                                                   --------------
            HOTELS, MOTELS, INNS
            & GAMING  3.0%
  25,550    Alladin Gaming, LLC, Term
            Loan....................... B2          NR      02/26/06 to 02/26/08       25,560,516
  28,800    Allegro Resorts Corp., Term
            Loan....................... NR          NR            02/11/03             28,814,786
                                                                                   --------------
                                                                                       54,375,302
                                                                                   --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
 Amount                                 Bank Loan Rating+          Stated
  (000)              Borrower            Moody's S&P's            Maturity*             Value
-------------------------------------------------------------------------------------------------
            LEISURE & ENTERTAINMENT 5.5%
$  4,586    Hedstrom Corp., Term
            Loan....................... B1          B+            06/30/03         $    4,588,233
  30,000    Metro-Goldwyn-Mayer, Term
            Loan....................... NR          NR      03/31/05 to 03/31/06       30,008,895
   2,553    Regal Cinemas, Term Loan... Ba3         BB-           05/27/05              2,553,892
  14,900    SFX Entertainment, Inc.,
            Term Loan.................. B1          B+            03/31/06             14,960,620
  47,760    United Artists Theatre Co.,
            Term Loan.................. B1          B+      04/21/06 to 04/21/07       47,790,797
                                                                                   --------------
                                                                                       99,902,437
                                                                                   --------------
            MACHINERY  1.8%
   4,963    Coinmatch Corp., Term
            Loan....................... NR          BB            06/30/05              4,963,320
  15,000    Ocean Rig (Norway), Term
            Loan....................... NR          NR            06/01/08             15,004,423
   4,975    Thermadyne, LLC, Term
            Loan....................... B1          B       05/28/05 to 05/28/06        4,977,680
   7,425    Universal Compression,
            Inc., Term Loan............ Ba3         B+            02/13/04              7,425,463
                                                                                   --------------
                                                                                       32,370,886
                                                                                   --------------
            MINING, STEEL, IRON, & NON-PRECIOUS METALS  5.9%
   3,443    Alliance Coal Corp., Term
            Loan....................... NR          NR            12/31/01              3,442,112
   9,950    Earle M Jorgenson, Term
            Loan....................... B1          B+            03/31/04              9,949,875
  84,575    Ispat Inland, Term Loan.... Ba3         BB      07/16/05 to 07/16/06       84,575,000
   9,231    P&L Coal Holdings Corp.,
            Term Loan.................. Ba2         NR            06/30/06              9,232,285
                                                                                   --------------
                                                                                      107,199,272
                                                                                   --------------
            NATURAL RESOURCES -- COAL 1.4%
  25,000    Arch Western Resources,
            LLC, Term Loan............. Ba1         BB+           05/31/03             25,004,035
                                                                                   --------------
            PAPER & FOREST PRODUCTS 2.1%
   5,910    Crown Paper Co., Term
            Loan....................... Ba3         BB            06/30/03              5,914,439
  14,925    Le Group Forex, Inc., Term
            Loan....................... NR          BB            06/30/05             14,932,771
  17,156    Pacifica Papers, Inc., Term
            Loan....................... NR          NR            06/17/01             17,156,300
                                                                                   --------------
                                                                                       38,003,510
                                                                                   --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
 Amount                                 Bank Loan Rating+          Stated
  (000)              Borrower            Moody's S&P's            Maturity*             Value
-------------------------------------------------------------------------------------------------
            PERSONAL & MISCELLANEOUS SERVICES  1.7%
$  7,443    Arena Brands, Inc., Term
            Loan....................... NR          NR            06/01/02         $    7,443,045
  18,647    Boyds Collection Ltd., Term
            Loan....................... Ba3         B+            04/21/05             18,650,433
   5,625    Professional Service
            Industries, Inc., Term
            Loan....................... NR          NR            09/16/02              5,628,243
                                                                                   --------------
                                                                                       31,721,721
                                                                                   --------------
            PHARMACEUTICALS  0.8%
   4,147    Endo Pharmaceuticals, Inc.,
            Term Loan.................. NR          NR            12/31/02              4,149,687
  10,945    Roberts Pharmaceutical
            Corp., Term Loan........... B1          NR            06/30/03             10,954,777
                                                                                   --------------
                                                                                       15,104,464
                                                                                   --------------
            PRINTING & PUBLISHING  11.3%
   9,900    Bear Island Paper Co., Term
            Loan....................... Ba3         B+            12/31/05              9,902,687
  94,080    Outdoor Systems, Inc., Term
            Loan....................... Ba2         BB-           06/30/04             94,081,336
  10,000    Penton Media, Inc., Term
            Loan....................... Ba3         BB-           05/31/06             10,000,000
  10,000    Reiman Publications, Term
            Loan....................... NR          NR            12/10/05             10,000,479
  11,940    R.H. Donnelley, Inc., Term
            Loan....................... NR          BB      09/30/05 to 09/30/06       11,941,245
   2,096    TransWestern Publishing
            L.P., Term Loan............ Ba3         B+            10/01/04              2,096,682
  14,091    Von Hoffman Press, Inc.,
            Term Loan.................. B1          B+      07/01/04 to 07/01/05       14,098,838
  52,500    Ziff-Davis, Inc., Term
            Loan....................... Ba2         BB-     03/31/05 to 03/31/06       52,510,221
                                                                                   --------------
                                                                                      204,631,488
                                                                                   --------------
            RESTAURANTS & FOOD SERVICE  3.6%
   1,384    Carvel Corp., Term Loan.... NR          NR            06/30/00              1,383,883
  25,000    Domino's Pizza, Term
            Loan....................... B1          B+      12/21/06 to 12/21/07       25,011,734
   8,412    IDF Acquisition, Term
            Loan....................... NR          NR      01/31/04 to 01/31/06        8,412,294
  30,347    SC International Services,
            Term Loan.................. Ba3         B             03/01/07             30,353,303
                                                                                   --------------
                                                                                       65,161,214
                                                                                   --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
 Amount                                 Bank Loan Rating+          Stated
  (000)              Borrower            Moody's S&P's            Maturity*             Value
-------------------------------------------------------------------------------------------------
            RETAIL -- OFFICE PRODUCTS 3.4%
$ 15,880    Corporate Express, Inc.,
            Term Loan.................. Ba3         BB-           04/25/05         $   15,880,000
  44,978    U.S. Office Products, Inc.,
            Term Loan.................. B2          B-            06/09/06             44,979,145
                                                                                   --------------
                                                                                       60,859,145
                                                                                   --------------
            RETAIL -- STORES  1.8%
  32,737    HMV Media Group, Inc., Term
            Loan....................... B1          BB-     03/28/05 to 03/28/06       32,747,362
                                                                                   --------------
            TELECOMMUNICATIONS -- CELLULAR  12.4%
 100,000    American Cellular Wireless,
            Inc., Term Loan............ B2          NR            06/30/07             99,939,376
  91,840    BCP SP Ltd., Term Loan..... NR          NR            03/31/00             92,164,383
  33,315    Cellular, Inc., Financial
            Corp. (CommNet), Term
            Loan....................... B1          B       09/18/05 to 09/30/07       33,300,747
     857    Cellular, Inc., Financial
            Corp. (CommNet), Revolving
            Credit..................... B1          B             09/18/05                857,338
                                                                                   --------------
                                                                                      226,261,844
                                                                                   --------------
            TELECOMMUNICATIONS -- HYBRID  2.6%
   7,447    Atlantic Crossing, Term
            Loan....................... NR          NR            11/30/02              7,445,777
   9,893    Dynatech Corp., Term
            Loan....................... NR          B+      05/31/05 to 03/31/07        9,898,539
  20,000    Nextel Finance Co., Term
            Loan....................... Ba3         B-            09/30/06             20,000,958
  10,000    Pacific Crossing Ltd., Term
            Loan....................... NR          NR            07/28/06             10,000,000
                                                                                   --------------
                                                                                       47,345,274
                                                                                   --------------
            TELECOMMUNICATIONS
            -- PERSONAL COMMUNICATION
            SYSTEMS  11.9%
  16,000    Cox Communications, Inc.,
            Term Loan.................. Baa2        NR      08/31/06 to 01/31/07       16,001,060
   1,800    Cox Communications, Inc.,
            Revolving Credit........... Baa2        NR            08/31/06              1,800,366
  11,712    Microcell
            Telecommunications, Inc.,
            Term Loan.................. NR          NR            03/01/06             11,728,354
  62,686    Omnipoint Communications
            Corp., Term Loan........... B2          B             02/17/06             62,700,423
   6,000    Powertel PCS, Inc., Term
            Loan....................... NR          NR            12/31/06              6,003,403

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
 Amount                                 Bank Loan Rating+          Stated
  (000)              Borrower            Moody's S&P's            Maturity*             Value
-------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS --
            PERSONAL COMMUNICATION
            SYSTEMS (CONTINUED)
$ 50,000    Telecorp PCS, Inc., Term
            Loan....................... NR          NR            12/05/07         $   50,020,944
  22,700    Triton PCS, Inc. Term
            Loan....................... B1          B             05/04/07             22,707,703
  45,000    Western PCS Corp., Term
            Loan....................... NR          NR            12/31/06             45,002,587
                                                                                   --------------
                                                                                      215,964,840
                                                                                   --------------
            TELECOMMUNICATIONS
            -- WIRELESS MESSAGING  1.9%
   5,000    Iridium Operating LLC, Term
            Loan....................... NR          B             12/29/00              4,874,332
   6,349    MobilMedia Communications,
            Inc., Term Loan............ Caa3        D             06/30/02              6,348,563
   1,025    MobilMedia Communications,
            Inc., Revolving Credit..... Caa3        D             06/30/02              1,025,081
  11,480    Paging Network, Revolving
            Credit..................... Ba2         BB            12/31/04             11,482,428
  11,000    TSR Wireless, Inc., Term
            Loan....................... NR          NR            06/30/05             10,996,790
                                                                                   --------------
                                                                                       34,727,194
                                                                                   --------------
            TEXTILES & LEATHER  2.2%
   8,932    American Marketing
            Industries, Inc., Term
            Loan....................... NR          NR      11/30/04 to 11/30/05        8,934,447
   9,569    Galey & Lord, Inc., Term
            Loan....................... B1          BB-     04/02/05 to 04/01/06        9,577,027
  13,965    Norcross Safety Products,
            LLC, Term Loan............. NR          NR            10/02/05             13,965,000
   7,938    Pillowtex Corp., Term
            Loan....................... Ba2         BB            12/31/04              7,941,970
                                                                                   --------------
                                                                                       40,418,444
                                                                                   --------------
            TRANSPORTATION -- CARGO  1.1%
  19,954    American Commercial Lines,
            Term Loan.................. Ba2         BB      06/26/06 to 06/26/07       19,961,606
                                                                                   --------------
            TRANSPORTATION
            -- RAIL MANUFACTURING  0.2%
   3,587    Johnstown America
            Industries, Inc., Term
            Loan....................... B1          BB-           03/31/03              3,587,522
                                                                                   --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
 Amount                                 Bank Loan Rating+          Stated
  (000)              Borrower           Moody's S&P's             Maturity*             Value
-------------------------------------------------------------------------------------------------
            UTILITIES  3.3%
$ 60,250    LIR Energy Limited, Term
            Loan....................... NR          BB            04/21/99         $   60,250,212
                                                                                   --------------
            TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  136.8%.................    2,485,161,629
                                                                                   --------------
            FIXED INCOME SECURITIES  1.7%
              Satelites Mexicanos ($29,970,000 par, 9.06% coupon, maturing
              06/30/04).........................................................       30,007,463
                                                                                   --------------
            TOTAL LONG-TERM INVESTMENTS  138.5%
            (Cost $2,511,021,486)...............................................    2,515,169,092
                                                                                   --------------
            SHORT-TERM INVESTMENTS  3.6%
            COMMERCIAL PAPER  1.9%
            Ashland Oil Corp. ($8,350,000 par, maturing 02/01/99,
            yielding 4.90%).....................................................        8,350,000
            Cox Communications Corp. ($1,000,000 par, maturing 02/08/99,
            yielding 5.00%).....................................................          999,028
            McKesson Corp. ($7,500,000 par, maturing 02/02/99, yielding
            5.00%)..............................................................        7,498,958
            Rite Aid Corp. ($5,000,000 par, maturing 02/23/99, yielding
            5.00%)..............................................................        4,984,722
            Texas Utilities Co. ($13,689,000 par, maturing 02/04/99 to 02/25/99,
            yielding 4.93% to 5.02%)............................................       13,676,287
                                                                                   --------------
            TOTAL COMMERCIAL PAPER..............................................       35,508,995
                                                                                   --------------
            SHORT-TERM LOAN PARTICIPATIONS  1.7%
            Anadarko Petroleum and Gas Corp. ($3,250,000 par, maturing 02/08/99,
            yielding 4.94%).....................................................        3,250,000
            Centex Corp. ($3,800,000 par, maturing 02/25/99, yielding 5.03%)....        3,800,000
            Enron Oil and Gas Corp. ($10,000,000 par, maturing 02/01/99 to
            02/02/99, yielding 4.96%)...........................................       10,000,000
            Ralston Purina Corp. ($8,750,000 par, maturing 02/01/99, yielding
            4.95%)..............................................................        8,750,000
            Xtra Corp. ($4,850,000 par, maturing 02/16/99, yielding 5.06%)......        4,850,000
                                                                                   --------------
            TOTAL SHORT-TERM LOAN PARTICIPATIONS................................       30,650,000
                                                                                   --------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $66,158,995)..................................................       66,158,995
                                                                                   --------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  Value
--------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS  142.1%
           (Cost $2,577,180,481)...........................................   $2,581,328,087
           LIABILITIES IN EXCESS OF OTHER ASSETS  42.1%....................     (765,105,809)
                                                                              --------------
           NET ASSETS  100.0%..............................................   $1,816,222,278
                                                                              ==============

NR = Not Rated

+ Bank loans rated below Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,577,180,481).....................    $2,581,328,087
Receivables:
  Interest..................................................        28,542,775
  Investments Sold..........................................        19,111,341
Unamortized Organizational Costs............................            35,178
Other.......................................................         1,566,218
                                                                --------------
    Total Assets............................................     2,630,583,599
                                                                --------------
LIABILITIES:
Payables:
  Bank Borrowings...........................................       800,000,000
  Custodian Bank............................................         9,431,798
  Investment Advisory Fee...................................         1,886,738
  Administrative Fee........................................           443,938
  Income Distributions......................................           103,129
  Affiliates................................................            89,413
  Organizational Costs......................................            40,000
Accrued Expenses............................................         2,336,200
Trustees' Deferred Compensation and Retirement Plans........            30,105
                                                                --------------
    Total Liabilities.......................................       814,361,321
                                                                --------------
NET ASSETS..................................................    $1,816,222,278
                                                                ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................    $    1,800,100
Paid in Surplus.............................................     1,796,019,900
Accumulated Undistributed Net Investment Income.............        14,234,616
Net Unrealized Appreciation.................................         4,147,606
Accumulated Net Realized Gain...............................            20,056
                                                                --------------
NET ASSETS..................................................    $1,816,222,278
                                                                ==============
NET ASSET VALUE PER COMMON SHARE
  ($1,816,222,278 divided by 180,010,000 shares
    outstanding)............................................    $        10.09
                                                                ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $103,646,942
Fees........................................................       1,529,612
                                                                ------------
      Total Income..........................................     105,176,554
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................      10,780,247
Administrative Fee..........................................       2,536,529
Legal.......................................................         199,272
Custody.....................................................         128,114
Shareholder Services........................................          56,149
Trustees' Fees and Expenses.................................          45,948
Amortization of Organizational Costs........................           4,033
Other.......................................................         679,095
                                                                ------------
    Total Operating Expenses................................      14,429,387
    Interest Expense........................................      21,279,228
                                                                ------------
    Total Expenses..........................................      35,708,615
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 69,467,939
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $    240,718
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       1,373,440
  End of the Period.........................................       4,147,606
                                                                ------------
Net Unrealized Appreciation During the Period...............       2,774,166
                                                                ------------
NET REALIZED AND UNREALIZED GAIN............................    $  3,014,884
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 72,482,823
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

     For the Six Months Ended January 31, 1999 and the Period June 24, 1998
      (Commencement of Investment Operations) to July 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended    Period Ended
                                                  January 31, 1999   July 31, 1998
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $     69,467,939   $   12,810,456
Net Realized Gain.............................             240,718          139,358
Net Unrealized Appreciation During the
  Period......................................           2,774,166        1,373,440
                                                  ----------------   --------------
Change in Net Assets from Operations..........          72,482,823       14,323,254
                                                  ----------------   --------------
Distributions from Net Investment Income......          68,043,779              -0-
Distributions from Net Realized Gain..........             360,020              -0-
                                                  ----------------   --------------
Total Distributions...........................          68,403,799              -0-
                                                  ----------------   --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................           4,079,024              -0-
                                                  ----------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................                 -0-    1,797,720,000
                                                  ----------------   --------------
TOTAL INCREASE IN NET ASSETS..................           4,079,024    1,812,043,254
NET ASSETS:
Beginning of the Period.......................       1,812,143,254          100,000
                                                  ----------------   --------------
End of the Period (Including undistributed net
  investment income of $14,234,616 and
  $12,810,456, respectively)..................    $  1,816,222,278   $1,812,143,254
                                                  ================   ==============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

             For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................    $  72,482,823
                                                                -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................     (380,221,379)
  Increase in Interest Receivable...........................      (16,964,708)
  Increase in Receivable for Investments Sold...............      (18,605,523)
  Decrease in Unamortized Organizational Costs..............            4,032
  Increase in Other Assets..................................         (432,940)
  Increase in Bank Borrowings...............................      400,000,000
  Increase in Investment Advisory Fees......................          582,982
  Increase in Administrative Fees...........................          120,733
  Decrease in Affiliates Payable............................             (408)
  Decrease in Accrued Expenses..............................         (561,801)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................           25,179
                                                                -------------
    Total Adjustments.......................................      (16,053,833)
                                                                -------------
NET CASH USED FOR OPERATING ACTIVITIES......................       56,428,990
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in Intra-day Credit Line with Custodian Bank.......        9,431,798
Cash Dividends Paid.........................................      (67,940,650)
Capital Gains Distribution Paid.............................         (360,020)
                                                                -------------
  Net Cash Provided by Financing Activities.................      (58,868,872)
                                                                -------------
NET DECREASE IN CASH........................................       (2,439,882)
Cash at Beginning of the Period.............................        2,439,882
                                                                -------------
CASH AT THE END OF THE PERIOD...............................    $         -0-
                                                                =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                      June 24, 1998
                                                        Six Months    (Commencement
                                                             Ended    of Investment
                                                       January 31,   Operations) to
                                                              1999    July 31, 1998
------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a).......... $    10.067       $  9.987
                                                       -----------       --------
  Net Investment Income...............................        .386           .071
  Net Realized and Unrealized Gain....................        .017           .009
                                                       -----------       --------
Total from Investment Operations......................        .403           .080
                                                       -----------       --------
Less:
  Distributions from Net Investment Income............        .378            -0-
  Distributions from Net Realized Gains...............        .002            -0-
                                                       -----------       --------
Total Distributions...................................        .380            -0-
                                                       -----------       --------
Net Asset Value, End of the Period.................... $    10.090       $ 10.067
                                                       ===========       ========
Market Price Per Share at End of the Period........... $      9.25       $10.0625
Total Investment Return at Market Price (b)...........      (4.32%)**       0.63%**
Total Return at Net Asset Value (c)...................       4.04%**        0.70%**
Net Assets at End of the Period (In millions)......... $   1,816.2       $1,812.1
Ratio of Operating Expenses to Average Net Assets*....       1.58%          1.18%
Ratio of Interest Expenses to Average Net Assets......       2.33%          0.28%
Ratio of Net Investment Income to Average Net
  Assets*.............................................       7.60%          6.94%
Portfolio Turnover....................................         12%**           3%**
* If certain expenses had not been assumed by
Van Kampen, Total Return would have been lower and the
ratios would have been as follows:
Ratio of Operating Expenses to Average Net Assets.....         N/A          1.21%
Ratio of Net Investment Income to Average Net
  Assets..............................................         N/A          6.90%

** Non-Annualized

(a) Net Asset Value at June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total Investment Return at Market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return and Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust"), is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and graphical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $2,485,161,629 (136.8% of net assets) is determined in the absence of actual market values by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interest, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and the maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interest have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market discounts are amortized over the stated life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust has agreed to reimburse Van Kampen Funds Inc. or its affiliates ("Van Kampen") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs normally are amortized over a 60 month period beginning on the date of the Trust's initial public offering of its shares. However, Statement of Position 98-5, which is effective for fiscal years beginning after December 15, 1998, requires that unamortized organizational costs on the Trust's statement of assets and liabilities be written off. Therefore, the Trust will write off the remaining unamortized organizational costs as of August 1, 1999. The Adviser has agreed that in the event any of the initial shares of the Trust originally purchased by Van Kampen are redeemed, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At January 31, 1999, for federal income tax purposes cost of long- and short-term investments is $2,577,180,784, the aggregate gross unrealized appreciation is $6,533,525 and the aggregate gross unrealized depreciation is $2,386,222 resulting in net unrealized appreciation of $4,147,303.

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

F. DISTRIBUTION OF INCOME AND GAINS--The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed annually to common shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average managed assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 1999, the Trust recognized expenses of approximately $170,800 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended January 31, 1999, the Trust recognized expenses of approximately $28,000 representing Van Kampen's cost of providing legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $694,636,643 and $284,775,731, respectively.

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

4. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $48,297,869 as of January 31, 1999. The Trust generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

5. SENIOR LOAN PARTICIPATION COMMITMENTS
The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Trust and the Borrower.

    At January 31, 1999, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                 PRINCIPAL
                                                  AMOUNT          VALUE
SELLING PARTICIPANT                                (000)          (000)
------------------------------------------------------------------------
Wachovia.....................................    $14,662         $14,663
Toronto Dominion.............................     13,175          13,176
Goldman Sachs Credit.........................      8,000           8,002
Bankers Trust................................      4,006           4,010
                                                 -------         -------
                                                 $39,843         $39,851
                                                 =======         =======

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

6. BORROWINGS
In accordance with its investment policies, the Trust may borrow money from banks for investment purposes in an amount up to approximately 33 1/3% of the Trust's total assets.
    The Trust has entered into an $800 million revolving credit agreement in two tranches with Nationsbank. The Trust paid $1,000,000 in fees in connection with obtaining the agreement. These Prepaid fees are being amortized into expense over the term of each of the tranches. Tranche A of the facility, totaling $400 million, is fully drawn and expires on August 24, 1999. Tranche B of the facility, totaling $400 million, is fully drawn and expires on August 26, 2001. Interest is charged on both tranches at a rate of LIBOR plus .50%. An unused commitment fee of .10% for Tranche A and .125% for Tranche B is charged on the unused portion of the facility.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                         VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer, and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
JEFFREY W. MAILLET*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.